Exhibit 10.1

SIXTH AMENDMENT, WAIVER AND CONSENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT, WAIVER AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Sixth Amendment”) is dated as of March 14, 2008, and is made by and among PENN VIRGINIA OPERATING CO., LLC, a Delaware limited liability company (the “Borrower”), the GUARANTORS (individually a “Guarantor” and collectively, the “Guarantors”), the FINANCIAL INSTITUTIONS PARTY HERETO (individually a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, as agent for the Lenders (the “Agent”).

RECITALS:

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of March 3, 2005, as amended by that certain First Amendment, Waiver, and Consent to Amended and Restated Credit Agreement, dated as of July 15, 2005, that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 22, 2006 and effective as of August 15, 2006, that certain Third Amendment to Amended and Restated Credit Agreement dated as of December 11, 2006, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of September 7, 2007 and that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of October 8, 2007 (as amended, the “Credit Agreement”); unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement;

WHEREAS, Section 8.2.4 [Loans and Investments] of the Credit Agreement prohibits any Loan Party from agreeing to make investments or purchases of equity except as contained therein;

WHEREAS, the Loan Parties desire to enter in an agreement to purchase a portion of the equity of an entity that is not permitted by Section 8.2.4 [Loans and Investments] as of the date hereof;

WHEREAS, the parties hereto desire to waive Section 8.2.4 [Loans and Investments] to allow the Loan Parties to agree to make such a purchase pursuant to the Acquisition (as defined herein) and to amend the Credit Agreement to permit such a purchase pursuant to the Acquisition, each as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Amendment to Credit Agreement.

(a) New Definition. The following new definition is hereby inserted in Section 1.1 of the Credit Agreement in alphabetical order:

“Sixth Amendment Effective Date means the date on which each of the conditions to effectiveness contained in Section 4 of that certain Sixth Amendment, Waiver and Consent to Amended and Restated Credit Agreement dated March 14, 2008 by and among the Borrower, the Guarantors, the Lenders and the Agent have been satisfied to the satisfaction of the Agent.”

(b) Existing Definition. The definition of Immaterial Subsidiary contained in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Immaterial Subsidiary means, collectively, CBC/Leon Limited Partnership, an Oklahoma limited partnership; Leon Limited Partnership I, an Oklahoma limited partnership; Coal Handling Solutions LLC, a Delaware limited liability company; Covington Handling LLC, a Delaware limited liability company; Maysville Handling LLC, a Delaware limited liability company; Kingsport Handling LLC, a Delaware limited liability company; Kingsport Services LLC, a Delaware limited liability company; and Thunder Creek Gas Services, L.L.C., a Wyoming limited liability company (“Thunder Creek”).”

(c) Loans and Investments. Subsection 8.2.4(v) is hereby amended and restated to read as follows:

“(v) investments in Immaterial Subsidiaries as of the Sixth Amendment Effective Date; and”

(d) Subsidiaries, Partnerships and Joint Ventures. The second sentence of Subsection 8.2.9 is hereby amended and restated to read as follows:

“Each of the Loan Parties (other than the Parent) shall not become or agree to (1) become a general or limited partner in any general or limited partnership, except that the Loan Parties may be general or limited partners in other Loan Parties and limited partners in Immaterial Subsidiaries; provided that no Loan Party shall agree to be liable for any liabilities of such partnership beyond their partnership interests therein and, (2) become a member or manager of, or hold a limited liability company interest in, a limited liability company, except that the Loan Parties may be members or managers of, or hold limited liability company interests in, other Loan Parties and Immaterial Subsidiaries; provided that no Loan Party shall agree to be liable for any liabilities of such limited liability company beyond their equity interests therein, or (3) become a joint venturer or hold a joint venture interest in any joint venture.”

3. Consent and Waiver. Effective as of the Date hereof:

(a) the Agent and the Lenders hereby consent to the Loan Parties entering into an agreement (the “Agreement”) to purchase twenty-five percent (25%) of the membership interests of Thunder Creek (the “Equity”) from Kinder Morgan Operating L.P. “A”, a Delaware limited partnership for a purchase price not to exceed $50,000,000, exclusive of working capital purchase price adjustments and capital expenditures adjustments and on terms and conditions satisfactory to the Agent, in its sole discretion (the “Acquisition”); and

(b) the Agent and the Lenders hereby waive the Loan Parties’ compliance with the requirement set forth in Section 8.2.4 [Loans and Investments] of the Credit Agreement as it relates to the Acquisition. The Lenders do not amend, modify or waive Section 8.2.4 [Loans and Investments] for any other purpose, or any future periods, except as expressly provided for herein.

4. Conditions to Effectiveness. The Consent and Waiver contained in Section 3 of this Sixth Amendment shall be effective as of the date hereof. The amendments contained in Section 2 of this Sixth Amendment shall become effective upon satisfaction of each of the following conditions being satisfied to the satisfaction of the Agent:

(a) Execution and Delivery of Sixth Amendment. The Borrower, the Guarantors, each of the Lenders, and the Agent shall have executed the Sixth Amendment, and all other documentation necessary for effectiveness of this Sixth Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Lenders and the Agent.

(b) Completion of Acquisition. The Loan Parties shall have completed the Acquisition and shall own the Equity within 120 days from the date hereof.

(c) Acquisition Documents. The Loan Parties shall have provided the Agent with all Acquisition related documents, contracts and agreements including, but not limited to, a purchase and sale agreement for the Acquisition and resolutions of the appropriate Loan Parties authorizing the Acquisition.

(d) Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Lender a certificate, dated as of the date hereof and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

(i) all action taken by such party in connection with this Sixth Amendment and the other Loan Documents together with resolutions of the general partner of the Parent of the Borrower on behalf of each of Loan Parties evidencing same;

(ii) the names of the officer or officers authorized to sign this Sixth Amendment and the other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of the Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Lender may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the Sixth Amendment Effective Date, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in each state where organized or qualified to do business, provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Agent remain in full force and effect and have not been modified, amended, or rescinded.

(e) Material Adverse Change. Each of the Loan Parties represents and warrants to the Agent and the Lenders that, by its execution and delivery hereof to the Agent, after giving effect to this Sixth Amendment, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Loan Parties since the Closing Date of the Credit Agreement.

(f) Litigation. Each of the Loan Parties represents and warrants to the Agent and the Lenders that, by its execution and delivery hereof to the Agent, after giving effect to this Sixth Amendment, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Loans Parties’ knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change.

(g) Officer’s Certificate. There shall be delivered to the Agent a certificate of the Loan Parties, dated the date hereof and signed by the Chief Executive Officer, President, Vice President or Chief Financial Officer of each Loan Party, certifying that: (i) the representations and warranties of the Borrower contained in Article 6 of the Credit Agreement shall be true and accurate on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); (ii) the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement and this Sixth Amendment; (iii) no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist and (iv) no Material Adverse Change has occurred with respect to any Loan Party since March 3, 2005.

(h) Representations and Warranties; No Event of Default. The representations and warranties set forth in the Credit Agreement and this Sixth Amendment shall be true and correct on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and no Potential Default or Event of Default shall exist and be continuing under the Credit Agreement or under any other Material Contract, as of the date hereof.

(i) Note Purchase Agreement. No “Default” or “Event of Default” (as such terms are defined in the Note Purchase Agreement) is in existence or has occurred and is continuing under the Note Purchase Agreement after giving effect to the amendments set forth in the Sixth Amendment.

(j) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Sixth Amendment by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.

5. Miscellaneous.

(a) Representations and Warranties. By its execution and delivery hereof to the Agent, each of the Loan Parties represents and warrants to the Agent and the Lenders that (i) such Loan Party has duly authorized, executed and delivered this Sixth Amendment, and (ii) no “Default” or “Event of Default” (as such terms are defined in the Note Purchase Agreement) shall have occurred and be continuing under the Note Purchase Agreement after giving effect to the amendments set forth in the Sixth Amendment.

(b) Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the Sixth Amendment Effective Date and the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.

(c) Counterparts. This Sixth Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.

(d) Incorporation into Credit Agreement. This Sixth Amendment shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(e) Governing Law. This Sixth Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

(f) Payment of Fees and Expenses. The Borrower unconditionally agrees to pay and reimburse the Agent and save the Agent harmless against liability for the payment of all out-of-pocket costs, expenses and disbursements, including without limitation, to the Agent for itself the reasonable costs and expenses of the Agent including, without limitation, the reasonable fees and expenses of counsel incurred by the Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Sixth Amendment and all other documents or instruments to be delivered in connection herewith.

(g) No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Borrower, the Guarantors, each Lender, and the Agent acknowledge and agree that this Sixth Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

SIXTH AMENDMENT, WAIVER AND CONSENT TO AMENDED AND RESTATED

CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Sixth Amendment as of the day and year first above written.

BORROWER

PENN VIRGINIA OPERATING CO., LLC

By:	/s/ FRANK A. PICI	(SEAL)
Name:	Frank A. Pici
Title:	Vice President and Chief Financial Officer

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

SIXTH AMENDMENT, WAIVER AND CONSENT TO AMENDED AND RESTATED

CREDIT AGREEMENT]

GUARANTORS:

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By:	Penn Virginia Resource GP, LLC, its sole general partner

CONNECT ENERGY SERVICES, LLC
CONNECT GAS GATHERING, LLC
CONNECT GAS PIPELINE LLC
CONNECT NGL PIPELINE, LLC
FIELDCREST RESOURCES LLC
K RAIL LLC
LOADOUT LLC
PVR CHEROKEE GAS PROCESSING LLC
PVR EAST TEXAS GAS PROCESSING, LLC
PVR GAS PIPELINE, LLC
PVR GAS PROCESSING LLC
PVR GAS RESOURCES, LLC
PVR HAMLIN I, LLC
PVR HAMLIN II, LLC
PVR HAMLIN, L.P.

By:	PVR Hamlin I, LLC, its sole general partner

PVR HYDROCARBONS LLC
PVR LAVERNE GAS PROCESSING LLC
PVR MIDSTREAM LLC
PVR NATURAL GAS GATHERING LLC
PVR OKLAHOMA NATURAL GAS GATHERING LLC
SUNCREST RESOURCES LLC
TONEY FORK LLC
WISE LLC

By:	/S/ FRANK A. PICI	(SEAL)
Name:	Frank A. Pici
Title:	Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

SIXTH AMENDMENT, WAIVER AND CONSENT TO AMENDED AND RESTATED

CREDIT AGREEMENT]

LENDERS

BNP PARIBAS, individually and as Managing Agent

By:	/S/ MARK A. COX
Name:	Mark A. Cox
Title:	Managing Director

By:	/S/ RUSSELL OTTS
Name:	Russell Otts
Title:	Vice President

BRANCH BANKING & TRUST COMPANY

By:	/S/ HUGH FERGUSON
Name:	Hugh Ferguson
Title:	Senior Vice President

COMERICA BANK

By:	/S/ HUMA MANAL
Name:	Huma Manal
Title:	Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

SIXTH AMENDMENT, WAIVER AND CONSENT TO AMENDED AND RESTATED

CREDIT AGREEMENT]

BANK OF AMERICA, N.A. successor by merger to FLEET NATIONAL BANK, individually and as Documentation Agent

By:	/S/ STEPHEN J. HOFFMAN
Name:	Stephen J. Hoffman
Title:	Managing Director

FORTIS CAPITAL CORP.

By:	/S/ DARRELL HOLLEY
Name:	Darrell Holley
Title:	Managing Director

By:	/S/ ILENE FOWLER
Name:	Ilene Fowler
Title:	Director

JPMORGAN CHASE BANK, N.A.

By:	/S/ KENNETH J. FATUR
Name:	Kenneth J. Fatur
Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/S/ RICHARD C. MUNSICK
Name:	Richard C. Munsick
Title:	Senior Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

SIXTH AMENDMENT, WAIVER AND CONSENT TO AMENDED AND RESTATED

CREDIT AGREEMENT]

ROYAL BANK OF CANADA, individually and as Syndication Agent

By:	/S/ DON J. MCKINNERNEY
Name:	Don J. McKinnerney
Title:	Authorized Signatory

SOCIÉTÉ GÉNÉRALE, individually and as Managing Agent

By:	/S/ ELENA ROBCIUC
Name:	Elena Robciuc
Title:	Director

AMEGY BANK NATIONAL ASSOCIATION (formerly Southwest Bank of Texas, N.A.)

By:	/S/ W. BRYAN CHAPMAN
Name:	W. Bryan Chapman
Title:	Senior Vice President

SUNTRUST BANK, individually and as Documentation Agent

By:	/S/ JOSEPH M. MCCREERY
Name:	Joseph M. McCreery
Title:	Director

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

SIXTH AMENDMENT, WAIVER AND CONSENT TO AMENDED AND RESTATED

CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Documentation Agent

By:	/S/ KEITH A. HOELZER
Name:	Keith A. Hoelzer
Title:	Senior Vice President